ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:     January 1, 1999 - January 31, 1999

SETTLEMENT DATE:                    16-Feb-99

A.    SERIES INFORMATION

      Advanta Leasing Receivables Corp. IV and
      ADVANTA LEASING RECEIVABLES CORP. V
      EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
      SERIES 1998-1

I.    SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

      (a.)  Beginning Aggregate Contract Principal Balance  ("ACPB") ...........                                    $375,000,311.91
                                                                                                                    ---------------
      (b.)  Contract Principal Balance of all Collections allocable to Contracts                   $ 15,913,765.70
                                                                                                   ---------------
      (c.)  Contract Principal Balance of Charged-Off Contracts ................                   $    835,352.36
                                                                                                   ---------------
      (d.)  Total decline in Principal Balance .................................                                    $ 16,749,118.06
                                                                                                                    ---------------


      (e.)  Ending Aggregate Contract Principal Balance of all Contracts as of
            this Settlement Date ...............................................                                    $358,251,193.85
                                                                                                                    ---------------
            .
            BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED
            PAYMENT DATE

      (f.)  Class A Principal Balance as of this Settlement Date ...............                                    $316,407,197.91
                                                                                                                    ---------------
            (Class A Note Factor) ..............................................  0.9553357
                                                                                  ---------


      (g1.) Class A-1 Principal Balance. (Note Factor) .........................  0.7945444        $ 57,207,197.91
                                                                                  ---------        ---------------
      (g2.) Class A-2 Principal Balance. (Note Factor) .........................  1.0000000        $190,000,000.00
                                                                                  ---------        ---------------
      (g3.) Class A-3 Principal Balance. (Note Factor) .........................  1.0000000        $ 23,300,000.00
                                                                                  ---------        ---------------
      (g4.) Class A-4 Principal Balance. (Note Factor) .........................  1.0000000        $ 45,900,000.00
                                                                                  ---------        ---------------
      (h.)  Class B Principal Balance as of this Settlement Date ...............                                    $ 18,092,148.29
                                                                                                                    ---------------
            (Class B Note Factor)                                                 0.9553357
                                                                                  ---------
      (i.)  Class C Principal Balance as of this Settlement Date ...............                                    $  9,421,521.09
                                                                                                                    ---------------
            (Class C Note Factor)                                                 0.9553357
                                                                                  ---------
      (l.)  Class D Principal Balance as of this Settlement Date ...............                                    $ 14,330,326.56
                                                                                                                    ---------------
            (Class D Note Factor)                                                 0.9553357
                                                                                  ---------

II.   COMPLIANCE RATIOS

      (a.)  Aggregate Contract Balance Remaining ("CBR") of all Contracts as of
            the related Calculation Date .......................................                                    $399,733,301.71
                                                                                                                    ---------------

      (b1.) % of CBR 31 days or more delinquent as of the related Calculation
            Date ...............................................................                                               8.45%
                                                                                                                    ---------------
      (b2.) Preceeding Month %:                                                      Dec-98                                    7.50%
                                                                                  ---------                         ---------------
      (b3.) 2nd Preceeding Month %:                                                  Nov-98                                    7.86%
                                                                                  ---------                         ---------------
      (b4.) Three month rolling average % of CBR 31 days or more delinquent ....                                               7.94%
                                                                                                                    ---------------

      (c.)  Does the three month rolling average % of CBR which are 31 days or
            more delinquent exceed 10.5% ?. Y or N .............................                                                 NO
                                                                                                                    ---------------


      (d1.) Monthly Net Loss Percentage for the related Collection Period ......                                               0.16%
                                                                                                                    ---------------
      (d2.) Preceeding Month %:                                                      Dec-98                                    0.17%
                                                                                  ---------                         ---------------
      (d3.) 2nd Preceeding Month %:                                                  Nov-98                                    0.12%
                                                                                  ---------                         ---------------
      (d4.) Three month average % of Monthly Net Loss Percentage ...............                                               0.15%
                                                                                                                    ---------------


            (Amortization Period Only)
      (e)   Cumulative Net Loss Percentage as of the related Collection Period .                                               0.16%
                                                                                                                    ---------------
            Does the Cumulative Net Loss Percentage exceed
      (e1.) 4.0% from the Beginning Period to and including 12th Collection
            Period ?  Y or N ...................................................                                                 NO
                                                                                                                    ---------------
      (e2.) 5.5% from 13th Collection Period to and including 24th Collection
            Period ? Y or N ....................................................                                                 NO
                                                                                                                    ---------------
      (e3.) 7.0% from 25th Collection Period and thereafter ? Y or N ..........                                                 NO
                                                                                                                    ---------------
            (If Yes to e1 or e2 or e3, then a Residual Event occurs)

      (f1.) Residual Realization for the related Collection Period greater than
            100% (YES/NO) ......................................................                                                YES
                                                                                                                    ---------------
      (f2.) Preceeding Month:                                                        Dec-98
                                                                                  ---------
                                                                                  greater than
                                                                                  100% (YES/NO)                                 YES
                                                                                                                    ---------------
      (f3.) 2nd Preceeding Month:                                                    Nov-98
                                                                                  ---------
                                                                                  greater than
                                                                                  100% (YES/NO)                                 YES
                                                                                                                    ---------------
      (f4.) Three month rolling average Residual Realization Ratio greater than
            100% (YES/NO) ......................................................                                                YES
                                                                                                                    ---------------
            (If less than 100%, then a Residual Event Occurs)


III.  FLOW OF FUNDS
            The amount of available funds on deposit in the Series 1998-1
            Facility Account ...................................................                                    $ 19,373,872.63
                                                                                                                    ---------------

        (1) On the Payment Date which is also the Amortization Date and each Payment Date thereafter

      (a.)  To the Servicer, Unrecoverable Servicer Advances ...................                                           2,814.87
                                                                                                                    ---------------
      (b.)  To the Servicer, if ABS is not the Servicer, Servicing Fee and
            Ancillary Servicing Income, if any .................................                                                 --
                                                                                                                    ---------------

            To Series 1998-1 Noteholders:
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
      (c.)  To Class A, the total Class A Note Interest and Class A Overdue
            Interest for the related period ....................................                                    $  1,611,575.83
                                                                                                                    ---------------
                 Interest on Class A-1 Notes ...................................                   $   346,200.00
                                                                                                   ---------------
                 Interest on Class A-2 Notes ...................................                   $   921,500.00
                                                                                                   ---------------
                 Interest on Class A-3 Notes ...................................                   $   115,140.83
                                                                                                   ---------------
                 Interest on Class A-4 Notes ...................................                   $   228,735.00
                                                                                                   ---------------
      (d.)  Interest on Class B Notes for the related period ...................                                    $     96,268.17
                                                                                                                    ---------------
      (e.)  Interest on Class C Notes for the related period ...................                                    $     53,336.98
                                                                                                                    ---------------

      (f.)  To Series 1998-1 Noteholders:
            To Class A, the total Principal Payment and Class A Overdue
            Principal, if any ..................................................                                      14,792,802.09
                                                                                                                    ---------------
                 Principal Payment to Class A-1 Noteholders ....................                    14,792,802.09
                                                                                                   ---------------
                 Principal Payment to Class A-2 Noteholders ....................                               N/A
                                                                                                   ---------------
                 Principal Payment to Class A-3 Noteholders ....................                               N/A
                                                                                                   ---------------
                 Principal Payment to Class A-4 Noteholders ....................                               N/A
                                                                                                   ---------------
            To Class B for Principal Payment and Overdue Principal, if any .....                                         845,851.71
                                                                                                                    ---------------
            To Class C for Principal Payment and Overdue Principal, if any .....                                         440,478.91
                                                                                                                    ---------------

      (g)   Overdue Principal (included in the Principal Payments per above, if any):
            To Class A, total for Overdue Principal ............................                               N/A
                                                                                                   ---------------
                 Overdue Principal to Class A-1                                         N/A
                                                                                  ---------
                 Overdue Principal to Class A-2                                         N/A
                                                                                  ---------
                 Overdue Principal to Class A-3                                         N/A
                                                                                  ---------
                 Overdue Principal to Class A-4                                         N/A
                                                                                  ---------
            To Class B for Overdue Principal ...................................                               N/A
                                                                                                   ---------------
            To Class C for Overdue Principal ...................................                               N/A
                                                                                                   ---------------

      (h1.) Until the Reserve Account Funding Date:
            To the Reserve Account, the amount equal to the Servicing Fee
            otherwise payable to ABS ...........................................                                                N/A
                                                                                                                    ---------------

      (h2.) After the Reserve Account Funding Date:
            To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing
            Income, if any .....................................................                                         312,500.25
                                                                                                                    ---------------

      (i.)  To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to the Required Reserve Amount for
            such Payment Date ..................................................                                                N/A
                                                                                                                    ---------------


      (j.)  Upon the occurrence of a Residual Event                               the lesser of:
      (j1.) (A) the Available Funds remaining on deposit in the Facility Account
                and ............................................................                               N/A
                                                                                                   ---------------
      (j2.) (B) the aggregate amount of Residual Receipts included in Available
                Funds ..........................................................                               N/A
                                                                                                   ---------------
      (j3.) To be deposited to the Residual Account ............................                                                N/A
                                                                                                                    ---------------

      (k.)  To Class D Noteholders for Principal Payment .......................                                         669,977.44
                                                                                                                    ---------------
      (l.)  To Class D Noteholders for Overdue Principal, if any ...............                                                N/A
                                                                                                                    ---------------

        (3) To ABS, the Servicing Fee previously due, but deposited to the
            Reserve Account ....................................................                                    $            --
                                                                                                                    ---------------

        (4) To the Series Obligors, as holders of the Residual Interest, any
            Available Funds remaining on deposit in the Facility Account .......                                    $    548,266.38
                                                                                                                    ---------------

IV.   SERVICER ADVANCES

      (a.)  Aggregate amount of Servicer Advances at the beginning of the
            related Collection Period ..........................................                                       5,497,155.72
                                                                                                                    ---------------
      (b.)  Servicer Advances reimbursed during the related Collection Period ..                                          82,443.62
                                                                                                                    ---------------
      (c.)  Amount of unreimbursed Servicer Advances to be reimbursed on the
            Settlement Date ....................................................                                                 --
                                                                                                                    ---------------
      (d.)  Servicer Advances made during the related Collection Period ........                                    $    786,664.48
                                                                                                                    ---------------
      (e.)  Aggregate amount of Servicer Advances at the end of the Collection
            Period .............................................................                                    $  6,201,376.58
                                                                                                                    ---------------


V.    RESERVE ACCOUNT
      (a.)  Amount on deposit at the beginning of the related Collection Period                                     $ 11,700,000.00
                                                                                                                    ---------------
      (b.)  Amounts used to cover shortfalls, if any,  for the related
            Collection Period ..................................................                                    $            --
                                                                                                                    ---------------
      (c.)  Amounts transferred from the Facility Account, if applicable .......                                    $            --
                                                                                                                    ---------------
      (d.)  Interest earned on Reserve Balance .................................                                    $     44,029.90
                                                                                                                    ---------------
      (e.)  Reserve Account Ending Balance before calculating Required Reserve
            Amount .............................................................                                    $ 11,744,029.90
                                                                                                                    ---------------


      (f.)  Required Reserve Amount needed as of the related Collection Period .                                    $ 11,177,428.19
                                                                                                                    ---------------

      (g1.) If (f) is greater than (e), then amount of shortfall ...............                                               0.00
                                                                                                                    ---------------
      (g2.) If (e) is greater than (f), then excess amount to be transferred to
            the Series Obligors ................................................                                         566,601.71
                                                                                                                    ---------------

      (h.)  Amounts on deposit as of this Settlement Date (e minus g2) .........                                    $ 11,177,428.19
                                                                                                                    ---------------


VI.   RESIDUAL ACCOUNT
      (a.)  Amount on deposit at the beginning of the related Collection Period                                                0.00
                                                                                                                    ---------------
      (b.)  Amounts transferred from the Facility Account ......................                                               0.00
                                                                                                                    ---------------
      (c.)  Amounts used to cover shortfalls for the related Collection Period .                                               0.00
                                                                                                                    ---------------
      (d.)  Amount on deposit as of this Settlement Date .......................                                               0.00
                                                                                                                    ---------------

VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT
      (a.)  Amount on deposit at the beginning of the related Collection Period                                                0.00
                                                                                                                    ---------------
      (b.)  Amounts transferred from the Facility Account ......................                                               0.00
                                                                                                                    ---------------
      (c.)  Amounts transferred to the Series Obligors .........................                                               0.00
                                                                                                                    ---------------
      (d.)  Amount on deposit as of this Settlement Date .......................                                               0.00
                                                                                                                    ---------------


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
VIII. ADVANCE PAYMENTS
      (a.)  Beginning aggregate Advance Payments ...............................                                    $  2,821,140.29
                                                                                                                    ---------------
      (b.)  Amount of Advance Payments collected during the related Collection
            Period .............................................................                                    $  1,950,073.69
                                                                                                                    ---------------
      (c.)  Investment earnings for the related Collection Period ..............                                    $     13,669.29
                                                                                                                    ---------------
      (d.)  Amount of Advance Payments withdrawn for deposit into Facility
            Account ............................................................                                    $  2,355,168.55
                                                                                                                    ---------------
      (e.)  Ending aggregate Advance Payments ..................................                                    $  2,429,714.72
                                                                                                                    ---------------



      ADVANTA BUSINESS SERVICES CORP., AS SERVICER

      BY:    /s/ John Paris
             --------------

      TITLE: Sr. Vice President
             ------------------

      DATE:  10-Feb-99
             ---------




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